                                                                   Exhibit 10.31


                                LETTER AMENDMENT


                                                    Dated as of January 23, 2002


To the banks, financial institutions and other institutional lenders (collectively, the "Lender Parties") parties to the Credit
   Agreement referred to below and to Bank of America, N.A., as administrative agent (the
   "Administrative Agent") for the Lender
   Parties


Ladies and Gentlemen:

                  We refer to the Amended and Restated Credit Agreement dated as of August 20, 2001 among PacifiCare Health Systems, Inc., a Delaware corporation, formerly known as N-T Holdings, Inc. (the "Borrower"), the Subsidiary Guarantors parties thereto (together with the Borrower, the "Loan Parties"), the banks, financial institutions and other institutional lenders listed on the signature pages thereof as the Initial Lenders (the "Initial Lenders"), the bank listed on the signature pages thereof as the Initial Issuing Bank (the "Initial Issuing Bank" and, together with the Initial Lenders, the "Initial Lender Parties") and the Swing Line Bank referred to therein, Banc of America Securities LLC ("Banc of America Securities") and J.P. Morgan Securities Inc. as co-lead arrangers (the "Co-Lead Arrangers"), Banc of America Securities, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. as joint book-running managers (the "Joint Book-Running Managers"), Bank of America, N.A. ("Bank of America"), as collateral agent (together with any successor collateral agent appointed pursuant to Article VII thereto, the "Collateral Agent"), and Bank of America, as administrative agent (together with any successor administrative agent appointed pursuant to Article VII thereto, the "Administrative Agent" and, together with the Collateral Agent, the "Agents") for the Lender Parties thereto, as amended by the Letter Amendment dated August 30, 2001 (such Amended and Restated Credit Agreement, as amended hereby and as otherwise amended, amended and restated, supplemented or modified from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined in this Letter Amendment have the meanings specified in the Credit Agreement.

                  We hereby request that you agree to the following amendments:

                  (a) amend Section 1.01 to add the following new term:

                  "RESTRUCTURING CHARGES" has the meaning specified in Section 5.01(o).


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                           PacifiCare Letter Amendment
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                  (b) amend the definition of Net Income in Section 1.01 to
delete the "and" before clause (iii) and substitute a "," therefor and add new clauses (iv) and (v) which read as follows: ", (iv) for purposes of the covenants in Sections 5.04(a) and (b) and the definitions related thereto, after-tax Restructuring Charges shall be excluded and (v) for purposes of calculating Excess Cash Flow, any non-cash portion of Restructuring Charges (other than any such charges that represent an accrual of future cash charges) shall be excluded."

                  (c) amend Section 5.01(o) to the Credit Agreement in its entirety to read in full as follows:

                  "(o) Appointment of Financial Consultant. Upon the earlier to occur of (i) an Event of Default or (ii) the reduction of Consolidated Net Income to less than zero in any 3 month rolling period (excluding the results from certain charges relating to the restructuring program implemented during the fourth quarter of 2001 (including, without limitation, the reduction in the Borrower's employee work force), to the extent deducted from revenues in calculating Net Income for such period in an amount not to exceed $60,000,000 (the "RESTRUCTURING CHARGES")) the Borrower shall appoint a financial consultant satisfactory to the Required Lenders that shall report to the Lenders through the coordination of the Administrative Agent."

                  (d) amend Section 5.01(p) to the Credit Agreement by deleting the reference to 45 therein and substituting 60 therefor.

                  We agree to pay to the Administrative Agent, for the pro rata benefit of the Lenders that execute this Letter Amendment by 5:00 p.m. (New York time) on January 23, 2002, an amendment fee equal to 0.10% of the sum of the outstanding principal balance of the Term A Advances and Revolving Credit Commitments of such Lenders under the Credit Agreement as of the date hereof, such fee payable once this Letter Amendment shall become effective, as specified below.

                  The provisions of this Letter Amendment shall become effective as of the date first above written, provided, however, that the Administrative Agent shall have first received (i) counterparts of this Letter Amendment executed by the Borrower and the Required Lenders and (ii) counterparts of the Consent to this Letter Amendment executed by each Subsidiary Guarantor. Further, it shall be a condition precedent to the effectiveness of this Letter Amendment that the Borrower shall have paid all accrued fees of the Agents and the Lender Parties (including, without limitation, the amendment fee referred to above for this Letter Amendment).

                  The Borrower hereby confirms that on and as of the date hereof and after giving effect to the terms of this Letter Amendment (i) the representations and warranties contained in the Loan Documents are correct in all material respects (other than any such representations and warranties, that, by their terms, refer to a specific date), and (ii) no event has occurred and is continuing which constitutes a Default.


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                           PacifiCare Letter Amendment
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                  The Credit Agreement and each of the other Loan Documents, except to the extent they are modified by the amendment specifically set forth above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or the Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

                  If you agree to the terms and provisions of this Letter Amendment, please evidence such agreement by executing and returning at least two counterparts first via facsimile then by mail to Laurie Kolpinski at Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022, facsimile (212) 848-7179.

                  This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.


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                           PacifiCare Letter Amendment
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                  This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.



                                        Very truly yours,


                                        PACIFICARE HEALTH SYSTEMS, INC.,
                                        as Borrower


                                        By ______________________________
                                           Title:


                           PacifiCare Letter Amendment
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                                        BANK OF AMERICA, N.A.,
                                        as Administrative Agent, Collateral
                                        Agent and as Initial Lender


                                        By ______________________________
                                           Title:


                           PacifiCare Letter Amendment
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Agreed as of the date first above written:


                                      __________________________________
                                      [Please type or print name of institution]

                                      By  ______________________________
                                          Title:


                           PacifiCare Letter Amendment
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                                     CONSENT


                                                    Dated as of January 23, 2002



           Each of the undersigned, as Subsidiary Guarantors under the Amended and Restated Credit Agreement dated as of August 20, 2001, as amended by the Letter Amendment dated August 30, 2001 (the "Credit Agreement") in favor of the Lender Parties to the Credit Agreement referred to in the foregoing Letter Amendment dated as of the date hereof, hereby consent to the said Letter Amendment and hereby confirm and agree that the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the said Letter Amendment, each reference in the Credit Agreement to the Loan Documents or any "thereof", "thereunder", "thereof" or words of like import shall mean and be a reference to the Loan Documents or such Loan Document as amended by the said Letter Amendment.

                            [Signature pages follow]


                 PacifiCare Letter Amendment - Guarantor Consent
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                  IN WITNESS WHEREOF, each Subsidiary Guarantor has caused this
Consent to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                        PACIFICARE HEALTH PLAN
                                        ADMINISTRATORS, INC.,
                                        as Subsidiary Guarantor


                                        By  ______________________________
                                        Title:


                                        PACIFICARE eHOLDINGS, INC.,
                                        as Subsidiary Guarantor


                                        By  ______________________________
                                        Title:


                                        SENIORCO, INC.,
                                        as Subsidiary Guarantor


                                        By  ______________________________
                                        Title:


                                        RxCONNECT ACQUISITION CORPORATION,
                                        as Subsidiary Guarantor


                                        By  ______________________________
                                        Title:


                                        Rx SOLUTIONS, INC.,
                                        as Subsidiary Guarantor


                                        By  ______________________________
                                        Title:


                 PacifiCare Letter Amendment - Guarantor Consent
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                                        PACIFICARE BEHAVIORAL
                                        HEALTH, INC.,
                                        as Subsidiary Guarantor


                                        By  ______________________________
                                        Title:


                                        SECUREHORIZONS USA, INC.,
                                        as Subsidiary Guarantor


                                        By  ______________________________
                                        Title:


                                        PACIFICARE VENTURES, INC.,
                                        as Subsidiary Guarantor


                                        By  ______________________________
                                        Title:


                 PacifiCare Letter Amendment - Guarantor Consent